EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q (the "Report") of PYR Energy Corporation (the "Company") for the quarter ended November 30, 2006, each of Kenneth R. Berry Jr., the Chief Executive Officer, and Jane M. Richards, the Chief Financial Officer, of the Company, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  January 16, 2007

                                                 /s/ Kenneth R. Berry Jr.
                                                 -------------------------------
                                                 Kenneth R. Berry Jr.
                                                 Chief Executive Officer



                                                  /s/ Jane M. Richards.
                                                 -------------------------------
                                                 Jane M. Richards
                                                 Chief Financial Officer